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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 APRIL 12, 2005

                                  SOFTECH, INC.
             (Exact name of registrant as specified in its charter)

         MASSACHUSETTS               0-10665                   04-2453033
(State or other jurisdiction of    (Commission              (I.R.S. Employer
         incorporation)            File Number)            Identification No.)

                                2 Highwood Drive,
                               Tewksbury, MA 01876
                    (Address of principal executive offices)

                                  (978)640-6222
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 12, 2005, SofTech, Inc. issued a press release (the "Press Release") reporting its earnings results for the third quarter of fiscal year 2005. The foregoing is qualified by reference to the Press Release which is furnished (not filed) as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits.

Exhibit 99.1.   Press Release issued by SofTech, Inc. dated April 12, 2005


                                        2
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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           SOFTECH, INC..


Date: April 12, 2005       By: /s/ Joseph P. Mullaney
                               ------------------------------------------------
                           Name:   Joseph P. Mullaney
                           Title:  President and Chief Operating Officer
                                   (Principal Financial and Accounting Officer)


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                             DESCRIPTION
-------   ----------------------------------------------------------------------

99.1      Press Release issued by SofTech, Inc. dated April 12, 2005



--------------------------------------------------------------------------------
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                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE


                     SOFTECH ANNOUNCES THIRD QUARTER RESULTS
                                 FOR FISCAL 2005

                    ANNOUNCES REVENUE INCREASE OF NEARLY 9%;
         INCREASE IN FREE CASH FLOW OF 264% IN Q3 FY 2005 VS. Q3 FY 2004


TEWKSBURY, Mass. - April 12, 2005 - SofTech, Inc. (OTCBB:SOFT), a proven provider of product lifecycle management solutions, today announced Q3 fiscal 2005 results. Revenue for Q3 FY 2005 was about $3.0 million as compared to $2.8 million for the same period in fiscal 2004, an increase of 8.7%. The net loss for the current quarter was ($394,000) or ($.03) per share as compared to ($745,000) or ($.06) per share for the same period in the prior fiscal year.

Revenue for the nine months ended February 28, 2005 was about $9.0 million, essentially unchanged as compared to the same period in fiscal 2004. The net loss for the nine months ended February 28, 2005 was ($943,000) or ($.08) per share as compared to a net loss of ($1,469,000) or ($.12) per share for the same period in the prior fiscal year.

Pro forma net income, which excludes non-cash expenses related to amortization of intangible assets, was $216,000 for the current quarter as compared to a loss of $(135,000) for the same period in the prior fiscal year. Free Cash Flow, defined as net loss adjusted for non-cash expenses less capital expenditures, totaled $208,000 for the current quarter as compared to a loss of $(127,000) for the same period in fiscal 2004. Pro forma net income for the nine months ended February 28, 2005 was $889,000 as compared to $366,000 for the same period in fiscal 2004. Free Cash Flow for the nine-month period ended February 28, 2005 was $914,000 as compared to $436,000 for the same period in fiscal 2004. It is management's view that these non-GAAP financial measures of cash flow provide important information in understanding the Company's performance. A reconciliation is provided on the attached Financial Summary.

"We had a solid quarter with increasing revenue, dramatic improvement in profitability and several new customer wins in very competitive procurements," said Joe Mullaney, SofTech's President. "Positive momentum has been building and our results this quarter as compared to the same period last year are certainly indicative of this trend. Also pleasing, our Q4 has started out very quickly with two new customer wins within the first two weeks including the recently announced Schick-Wilkinson Sword procurement."

"We are well into our fourth fiscal year since the reorganization in June 2001. In that time period we have been cash positive for 12 of the 15 fiscal quarters completed, we have grown revenue and profitability steadily during a period that spanned a recession in the manufacturing sector, and we have emerged as a company that is very well positioned to take advantage of several positive trends in the Product Lifecycle Management ("PLM") market. While there are numerous PLM technologies available in the market place, we continue to confirm our belief that ours provides manufacturers with the highest value when considering affordability, quick implementation, and ease of use for full-function PLM capabilities. It is especially beneficial in a multi-CAD environment which describes the majority of manufacturers today. With these advantages, we expect continued positive results and growing market share." Mullaney added.

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ABOUT SOFTECH
SofTech, Inc. (OTCBB: SOFT) is a proven provider of product lifecycle management
(PLM) solutions with its flagship ProductCenter(TM) PLM solution, and its computer-aided design and manufacturing (CAD/CAM) products, including CADRA(TM) and Prospector(TM).

SofTech's solutions accelerate products and profitability by fostering innovation, extended enterprise collaboration, product quality improvements, and compressed time-to-market cycles. SofTech excels in its sensible approach to delivering enterprise PLM solutions, with comprehensive out-of-the-box capabilities, to meet the needs of manufacturers of all sizes quickly and cost-effectively.

Over 100,000 users benefit from SofTech solutions, including General Electric Company, Goodrich, Honeywell, Siemens, Sikorsky Aircraft, U.S. Army, and Whirlpool Corporation. Headquartered in Tewksbury, Massachusetts, SofTech (WWW.SOFTECH.COM) has locations and distribution partners throughout North America, Europe, and Asia.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
The statements made above with respect to SofTech's outlook for fiscal 2005 and beyond represent "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and are subject to a number of risks and uncertainties. These include, among other risks and uncertainties, general business and economic conditions, generating sufficient cash flow from operations to fund working capital needs, potential obsolescence of the Company's technologies, maintaining existing relationships with the Company's lenders, successful introduction and market acceptance of planned new products and the ability of the Company to attract and retain qualified personnel both in our existing markets and in new territories.


Contact:  Joseph P. Mullaney
          President and COO
          (781) 890-8373

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SOFTECH, INC.
FINANCIAL SUMMARY
(in thousands, except per share data)

STATEMENTS OF OPERATIONS:

                        FOR THE THREE MONTH PERIODS ENDED
-------------------------------------- -------------------- --------------------
                                           FEBRUARY 28,         FEBRUARY 29,
                                              2005                 2004
                                              ----                 ----
-------------------------------------- -------------------- --------------------
Revenue                                   $    3,010            $    2,768
-------------------------------------- -------------------- --------------------
Income from operations                          (178)                 (490)
-------------------------------------- -------------------- --------------------
Net loss                                        (394)                 (745)
-------------------------------------- -------------------- --------------------
Loss per share                                  (.03)                 (.06)
-------------------------------------- -------------------- --------------------

-------------------------------------- -------------------- --------------------


                        FOR THE NINE MONTH PERIODS ENDED
-------------------------------------- -------------------- --------------------
                                           FEBRUARY 28,         FEBRUARY 29,
                                              2005                 2004
                                              ----                 ----
-------------------------------------- -------------------- --------------------
Revenue                                    $   9,008            $   9,021
-------------------------------------- -------------------- --------------------
Loss from operations                            (261)                (712)
-------------------------------------- -------------------- --------------------
Net loss                                        (943)              (1,469)
-------------------------------------- -------------------- --------------------
Loss per share                                  (.08)                (.12)
-------------------------------------- -------------------- --------------------

-------------------------------------- -------------------- --------------------


RECONCILIATION OF NET LOSS TO PRO FORMA NET INCOME AND FREE CASH FLOW:

The net loss calculated in accordance with GAAP is adjusted below by non-cash expenses related to amortization and depreciation and by capital expenditures. It is management's view that these non-GAAP financial measures of cash flow provide important information in understanding the Company's financial performance.

                        FOR THE THREE MONTH PERIODS ENDED
-------------------------------------- -------------------- --------------------
                                           FEBRUARY 28,         FEBRUARY 29,
                                              2005                 2004
                                              ----                 ----
-------------------------------------- -------------------- --------------------
Net loss                                   $    (394)           $    (745)
-------------------------------------- -------------------- --------------------
Plus: Non-cash amortization                      610                  610
                                                 ---                  ---
-------------------------------------- -------------------- --------------------
Pro Forma net income (loss)                      216                 (135)
-------------------------------------- -------------------- --------------------
Plus: Non-cash depreciation                       25                   22
-------------------------------------- -------------------- --------------------
Less: Capital expenditures                       (33)                 (14)
                                                 ----                 ----
-------------------------------------- -------------------- --------------------
Free Cash Flow                             $     208            $    (127)
-------------------------------------- -------------------- --------------------


                        FOR THE NINE MONTH PERIODS ENDED
-------------------------------------- -------------------- --------------------
                                           FEBRUARY 28,         FEBRUARY 29,
                                              2005                 2004
                                              ----                 ----
-------------------------------------- -------------------- --------------------
Net loss                                   $    (943)           $  (1,469)
-------------------------------------- -------------------- --------------------
Plus: Non-cash amortization                    1,832                1,835
                                               -----                -----
-------------------------------------- -------------------- --------------------
Pro Forma net income                             889                  366
-------------------------------------- -------------------- --------------------
Plus: Non-cash depreciation                       69                  108
-------------------------------------- -------------------- --------------------
Less: Capital expenditures                       (44)                 (38)
                                                 ----                 ----
-------------------------------------- -------------------- --------------------
Free Cash Flow                             $     914            $     436
-------------------------------------- -------------------- --------------------